SBA Communications Corporation SBA Communications Corporation 2007/2008 Review 2007/2008 Review Exhibit 99.1

SBA Communications Corporation

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SEC Disclosures
SEC Disclosures
Statements made in the course of this presentation that state the
Company’s or management’s intentions, beliefs, expectations or predictions of the future are forward-looking statements.  It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking
statements.  Additional information concerning factors that could cause actual results to differ materially from those in the forward-
looking statements is contained from time to time in the
Company’s SEC filings, including but not limited to the Company’s reports on Form 10-K and Form 10-Q.  Our comments will include non-GAAP financial measures, as defined in Regulation G.  The reconciliations of these non-GAAP financial measures to their most comparable GAAP financial measures and other information required by Regulation G have been posted on our website –
www.sbasite.com. Copies of which may be obtained by contacting the Company or the SEC.

SBA Communications Corporation 3 …………………………..……………………………………………………………………………………………………………. 2007 and Q1 2008 2007 and Q1 2008 In Review In Review

Organic Growth
Portfolio Growth
Appropriate Leverage
Growth in Equity Free Cash Flow per Share

SBA Communications Corporation 4 …………………………..……………………………………………………………………………………………………………. Our Strategy Our Strategy

SBA Communications Corporation

…………………………..…………………………………………………………………………………………………………….
Recent Operating Highlights
Recent Operating Highlights
Larger portfolio:
6369 towers at April 30, 2008
579 towers under contract to purchase
(1)
Very strong growth metrics (Q1 2008 vs. Q1 2007)
Site leasing tower revenue growth of 16.8%
Tower cash flow growth of 21.4%
Adjusted EBITDA growth of 25.4%
Equity free cash flow per share growth of 52.2%
Rapid deleveraging
March 31, 2008 Net Total Debt / Annualized Adjusted
EBITDA of 7.3x; down from 8.0x at December 31, 2007
(1)
As of April 30, 2008, including an estimated 444 towers to be acquired from TowerCo LLC.

SBA Communications Corporation

…………………………..…………………………………………………………………………………………………………….
$550 Million Recent Debt Offering
$550 Million Recent Debt Offering
SBA Communications Corporation 1.875% Convertible
Notes due May 2013
Conversion price $41.46 effectively increased to
$67.37 through hedges/warrants
Use of Proceeds ($536.8 million net proceeds):
$81.5 million for hedges/warrants
$120.0 million for stock repurchases (3.473 million
shares repurchased @ $34.55)
$20.0 million to repay senior credit facility
$200.0 million to repay senior credit facility borrowing
for TowerCo acquisition
$115.3 for portfolio expansion and general corporate
purposes
Immediately accretive to equity free cash flow per share
Improves liquidity
Improves refinancing prospects in 2010

SBA Communications Corporation

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Pro Forma Capitalization
Pro Forma Capitalization
(1) (1)
(1)
Reflects issuance of $550 million of 1.875% convertible notes and net proceeds there from; excludes pro-forma impact of TowerCo acquisition.
(2)
Q08 Adjusted EBITDA of $61.5 million.
(3)
Subsequent to March 31, 2008, $20.0 million of the Senior Credit Facility was repaid with cash on hand.
($ in millions)
3/31/08
Actual
Pro forma
Adjustments
Pro forma as
Adjusted
Multiple of LQA
Adjusted
EBITDA
(2)
Cash and restricted cash $   162.7 $   295.30
(3)
$   458.0
1st tranche CMBS 405.0 405.0 1.6x
2
nd
tranche CMBS 1,150.0 1,150.0 4.7x
Total CMBS $1,555.0 $1,555.0 6.3x
Senior credit facility 40.0 (40.0)
(3)
0.0
Total secured debt $1,595.0 $1,555.0 6.3x
Net secured debt $1,432.3 $1,097.0 4.5x
0.375% convertible notes
due 2010 $   350.0 $   350.0 1.4x
New convertible notes 0.0 550.0 550.0 2.2x
Total debt $1,945.0 $2,455.0 10.0x
Net total debt $1,782.3 $1,997.0 8.1x

Organic Growth
Portfolio Growth
Appropriate Leverage
Growth in Equity Free Cash Flow per Share

SBA Communications Corporation 8 …………………………..…………………………………………………………………………………………………………….

SBA Communications Corporation

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Multi-Year Visibility on
Multi-Year Visibility on
Carrier Activity
Carrier Activity
AWS 66 Auction Winners – new market launches into 2009
AT&T  - 3G overlay and network improvement to continue
into 2009; 4G through 700 MHZ
Clearwire and Sprint 4G – multi-year network expansion
starting late 2008
T-Mobile – 3G overlay and network expansion to continue
into 2009
Verizon – continuous network investment expected; 4G
through 700 MHZ
700 MHZ Auction Winners – material activity expected 2009
to 2012

SBA Communications Corporation

…………………………..…………………………………………………………………………………………………………….
Recent Developments Remain
Recent Developments Remain
Very Positive
Very Positive
Data – wireless data usage steadily increasing
“Open Access” – open access networks will highlight
network quality issues
700 MHZ Auction - additional spectrum to be deployed on an
accelerated basis; 4G/LTE to require new networks
New “Unlimited” Plans – will increase demand on network
capacity
Emerging Carriers – business plans of Leap, Metro, Clearwire and Sprint WiMax all require extensive network builds
“Quadruple Play” Pressure – cable and satellite do not have
effective wireless offerings; recent major investment
announced by cable in Sprint/Clearwire
Exploding Wireless Ecosystem – Google, Apple, Yahoo, Intel
and others all devoting substantial resources to wireless

SBA Communications Corporation

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Highly Attractive Asset Portfolio
Highly Attractive Asset Portfolio
Portfolio concentrated in the United States
Nationwide, strategic footprint with presence in key
markets
Substantial majority built by SBA or other tower
developers
Towers built or acquired with multi-tenant focus
High average capacity of 4 – 5 telephony tenants per
tower
Current use at 2.0 telephony tenants and 2.5
actual tenants per tower
> 77% tower cash flow margins
> 75% lattice or guyed towers
Maintenance capex – less than $1,000 per tower per
year
Low monthly operating expense per tower

SBA Communications Corporation

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Solid Tenant Growth Solid Tenant Growth
Solid Tenant Growth
13,103
13,417
13,602
13,866
14,212
14,781
15,429
15,726
$1,675
$1,705
$1,728
$1,752
$1,767
$1,783
$1,807
$1,828
$1,600
$1,625
$1,650
$1,675
$1,700
$1,725
$1,750
$1,775
$1,800
$1,825
$1,850
$1,875
$1,900
$1,925
$1,950
$1,975
$2,000
12,000
12,500
13,000
13,500
14,000
14,500
15,000
15,500
16,000
Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08
Number of Leases Average Cash Rent Per Month

SBA Communications Corporation

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$161.3
$256.2
$321.8
$380.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
2005 2006(1) 2007 2008E(2)
Strong Leasing Revenue Growth Strong Leasing Revenue Growth
Strong Leasing Revenue Growth
($ in millions)
(1) Includes $63.2 million of Leasing Revenue associated with the AAT acquisition.
(2) Based on the midpoint of Site Leasing Revenue guidance given April 30, 2008.

SBA Communications Corporation

…………………………..…………………………………………………………………………………………………………….
$117.0
$186.5
$236.2
$289.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2005 2006(1) 2007 2008E(2)
Strong Tower Cash Flow Growth Strong Tower Cash Flow Growth
Strong Tower Cash Flow Growth
($ in millions)
(1)
Includes $27.0 million of Tower Cash Flow associated with the AAT acquisition.
(2)
Based on the midpoint of Tower Cash Flow guidance given April 30, 2008.

Organic Growth

Portfolio Growth

Appropriate Leverage

Growth in Equity Free Cash Flow per Share

SBA Communications Corporation 15 …………………………..…………………………………………………………………………………………………………….

SBA Communications Corporation

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Our Portfolio Growth Focus
Our Portfolio Growth Focus
2007 Portfolio Increase - 12.0% - added 669
towers in 2007
Built 61 towers; acquired the rest
2008 Portfolio Increase – target was 5 to 10%
increase – already at 11.25% owned or under
contract
Thru April 30, 2008
Acquired 128 towers; 579 towers under
contract
Built – 24 towers; goal is 80 to 100 for 2008
Aggressively buying land or extending leases
under our towers
Now own or control for at least 50 years land
under 25% of our portfolio

Number of Towers

Growth in Equity
Free Cash Flow per Share

SBA Communications Corporation

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Strong Portfolio Growth
Strong Portfolio Growth
Results
Results
3,304
5,551
6,220
6,948
2,500
3,500
4,500
5,500
6,500
7,500
2005 2006(1) 2007 2008YTD-E(2)
(1)
Includes 1,850 towers acquired in the AAT acquisition.
(2)
Includes 579 towers under contract to purchase as of April 30, 2008 (including an estimated 444 towers to be acquired from TowerCo LLC.)

SBA Communications Corporation

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High Quality National Footprint
High Quality National Footprint
6,900+ Towers in the U.S. and Puerto Rico
(1)
SBA Towers
(1)
Includes 579 towers under contract to purchase as of April 30, 2008.

Organic Growth
Portfolio Growth
Appropriate Leverage
Growth in Equity Free Cash Flow per Share

SBA Communications Corporation 19 …………………………..…………………………………………………………………………………………………………….

SBA Communications Corporation

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Appropriate Leverage
Appropriate Leverage
Maintain long-term leverage within target range
Maintain target net cash interest coverage ratio
Considerations
Interest rates
Organic growth prospects
Refinancing obligations
Mix of secured and unsecured debt
Mix of markets (CMBS, convertible and bank
markets)

SBA Communications Corporation

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9.0x
7.7x
7.8x
8.4x
8.1x
8.1x
8.0x
7.3x
5x
6x
7x
8x
9x
10x
6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008
Controlled Net Debt/Annualized
Controlled Net Debt/Annualized
Adjusted EBITDA Ratio
Adjusted EBITDA Ratio

3.00x
2.75x
2.50x
2.25x
2.00x
1.75x
1.50x
1.25x
1.9x
1.8x
2.0x
2.2x
2.6x
2.6x
2.7x
2.8x
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
Minimum Target

SBA Communications Corporation

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Net Cash Interest Coverage Ratio
Net Cash Interest Coverage Ratio
Note: Includes accretion on zero coupon notes; excludes amortization of deferred financing fees.
}

Organic Growth
Portfolio Growth
Managing Leverage
Growth in Equity Free Cash Flow per Share

SBA Communications Corporation 23 …………………………..…………………………………………………………………………………………………………….

SBA Communications Corporation

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$95.3
$161.8
$209.4
$262.0
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
2005 2006 2007 2008E(1)
($ in millions)
Substantial Growth in Adjusted
Substantial Growth in Adjusted
EBITDA & Margin
EBITDA & Margin
(1)
Based on the midpoint of Total Revenue and Adjusted EBITDA guidance given April 30, 2008.

SBA Communications Corporation

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($ in millions)
Tremendous Equity Free
Tremendous Equity Free
Cash Flow Growth
Cash Flow Growth
(1)
Based on the midpoint of Equity Free Cash Flow guidance given April 30, 2008.
$24.4
$67.8
$117.2
$158.5
$10.0
$30.0
$50.0
$70.0
$90.0
$110.0
$130.0
$150.0
$170.0
$190.0
2005 2006 2007 2008E(1)

$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.17
$0.18
$0.20
$0.23
$0.28
$0.29
$0.31
$0.35
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08

SBA Communications Corporation 26 …………………………..……………………………………………………………………………………………………………. Strong Equity Free Cash Flow Strong Equity Free Cash Flow Per Share Growth Per Share Growth

Total Shareholder Returns
SBA Communications Corporation
Nasdaq Composite Index
Peer Group
In Dollars
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec. 31, 2002
Dec. 31, 2003
Dec. 31, 2004
Dec. 31, 2005
Dec. 31, 2006
Dec. 31, 2007

SBA Communications Corporation

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Shareholder Rewards
Shareholder Rewards
Peer Group Companies
AMERICAN TOWER CORP
CROWN CASTLE INTL CORP
GLOBAL SIGNAL INC (Included from 6/3/2004 - 1/12/2007. Acquired by Crown Castle Intl 1/16/2007)
SPECTRASITE INC (Included 2/14/2003 - 8/5/2005. Acquired by American Tower 8/8/2005)

SBA Communications Corporation 28 Questions Questions